                                    PART C
                               OTHER INFORMATION

Item 23.      Exhibits

              (a)(i)     Copy of Articles of Incorporation of Registrant. (1)

              (a)(ii)    Copy of Amendment to Articles of Incorporation of
                         Registrant. (4)

              (b)(i)     Copy of Bylaws (1) and Amendments to Bylaws (3) of
                         Registrant.

              (b)(ii)    Copy of Amendment to Bylaws of Registrant. (6)

              (b)(iii)   Copy of Amended and Restated Bylaws of Registrant. (8)

              (c)        None.

              (d)        Copy of Investment Advisory Contract by and between
                         Registrant and Pacific Heights Asset Management, LLC
                         dated November 24, 2002.

              (e)        Copy of Distribution Agreement by and between Registrant,
                         Pacific Heights Asset Management, LLC and Quasar
                         Distributors, LLC dated March 16, 2003.

              (f)        None.

              (g)(i)     Copy of Custodian Contract by and between Registrant and
                         State Street Bank and Trust Company. (2)

              (g)(ii)    Copy of Amendment to Custodian Contract by and between
                         Registrant and State Street Bank and Trust Company. (5)

              (g)(iii)   Copy of Amendment to Custodian Contract by and between
                         Registrant and State Street Bank and Trust Company. (9)

              (g)(iv)    Copy of Universal Individual Retirement Account
                         Information Kit for Traditional and Roth IRAs, including
                         Adoption Agreement and Transfer Form, effective January
                         1, 1998, to be entered into by those of Registrant's
                         shareholders who so desire and Registrant's Custodian. (10)

              (g)(v)     Copy of Retirement Plan Custodial Services Agreement
                         by and  between Registrant and State Street Bank and
                         Trust Company dated October 21, 2000. (11)

              (h)        Copy of Transfer Agent Servicing Agreement by and between
                         Registrant and U.S. Bancorp Fund Services, LLC dated
                         January 24, 2003.

              (i)        Opinion and Consent of Richard B. Rolnick, Esq., filed
                         with  respect to the Registration Statement under the
                         Securities Act of 1933. (7)

              (j)        Consent of Tait, Weller & Baker, Independent Auditors.

              (k)        None.

              (l)        None.

              (m)        None.

              (n)        None.

              (o)        Reserved.

              (p)        Code of Ethics of Registrant. (11)

         -----------------

     (1)  Filed as Exhibits (a) and (b), respectively, to Registrant's
          Registration Statement on Form N-1, filed with the Commission on
          January 12, 1982, and incorporated herein by this reference.

     (2)  Filed as Exhibit (g) to Amendment No. 2 to Registrant's Registration
          Statement on Form N-1, filed with the Commission on July 8, 1982, and incorporated herein by this reference.

     (3)  Filed as Exhibit (b) to Amendment No. 3 to Registrant's Registration
          Statement on Form N-1, filed with the Commission on October 12, 1982, and incorporated herein by this reference.

     (4)  Filed as Exhibit (a) to Post-Effective Amendment No. 4 to Registrant's
          Registration Statement on Form N-1A, filed with the Commission on
          March 7, 1986, and incorporated herein by this reference.

     (5)  Filed as Exhibit (g) to Post-Effective Amendment No. 5 to Registrant's
          Registration Statement on Form N-1A, filed with the Commission on
          March 17, 1987, and incorporated herein by this reference.

     (6)  Filed as Exhibit (b) to Post-Effective Amendment No. 10 to
          Registrant's Registration Statement on Form N-1A, filed with the
          Commission on May 31, 1990, and incorporated herein by this reference.

     (7)  Filed as Exhibit (i) to Post-Effective Amendment No. 13 to
          Registrant's Registration Statement on Form N-1A, filed with the
          Commission on July 29, 1991, and incorporated herein by this reference.

     (8)  Filed as Exhibit (b) to Post-Effective Amendment No. 16 to
          Registrant's Registration Statement on Form N-1A, filed with the
          Commission on June 1, 1993, and incorporated herein by this reference.

     (9)  Filed as Exhibit (g) to Post-Effective Amendment No. 19 to
          Registrant's Registration Statement on Form N-1A, filed with the
          Commission on May 31, 1995, and incorporated herein by this reference.

     (10) Filed as Exhibit (g) to Post-Effective Amendment No. 24 to
          Registrant's Registration Statement on Form N-1A, filed with the
          Commission on July 26, 1999, and incorporated herein by this reference.

     (11) Filed as Exhibits (g) and (p), respectively, to Post-Effective
          Amendment No. 25 to Registrant's Registration Statement on Form N-1A,
          filed with the Commission on May 31, 2000, and incorporated herein by this reference.

Item 24.       Persons Controlled by or Under Common Control with Registrant

               None.

Item 25.       Indemnification

               Reference is made to Part One,  Paragraph  (5) of the  Investment
               Advisory Contract filed as Exhibit (d) hereto.

               Reference is made to Section  2-418 of the Maryland  Corporations
               and    Associations    Law,   which   generally    provides   for
               indemnification of directors,  officers,  employees and agents by reason of service in that capacity unless it is established  that the act or  omission  of the  person was  material  to the matter giving rise to the proceeding,  and was committed in bad faith or was the result of active or deliberate dishonesty,  or the person actually received an improper personal benefit in money, property or  services,  or, in the case of any  criminal  proceeding,  the person had  reasonable  cause to believe that the act or omission was unlawful.

               Reference  is made to Article  VIII of the Amended  and  Restated
               Bylaws of the Registrant filed as Exhibit (b)(iii) hereto.

               Insofar as  indemnification  for  liabilities  arising  under the
               Securities Act of 1933 may be permitted to directors, officers or controlling persons of the Registrant,  pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the  opinion  of the  Securities  and  Exchange  Commission  such indemnification  is against public policy as expressed in the Act and is, therefore,  unenforceable.  In the event that a claim for indemnification  against such liabilities (other than the payment by the  Registrant  of  expenses  incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action,  suit or  proceeding)  is asserted by such director,  officer or controlling  person in connection  with the securities being  registered,  the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent,  submit  to a court of  appropriate  jurisdiction  the question  whether such  indemnification  by it is against  public policy as  expressed in the Act and will be governed by the final adjudication of such issue.

Item 26.       Business and Other Connections of Investment Adviser

               See  "Management"  in the  Prospectus  included as part A of this
               Registration  Statement and  "Organization and Management" in the
               Statement of  Additional  Information  included as part B of this
               Registration Statement.

Item 27.       Principal Underwriters

               (a) None.

               (b) None.

               (c) None.

Item 28.       Location of Accounts and Records

               Accounts,  books and other documents required by Section 31(a) of the Investment  Company Act of 1940, as amended,  and Rules 31a-1 and 31a-2  promulgated  thereunder,  are  maintained  and kept by
               Registrant  and  its   investment   adviser  in  the  offices  of
               Registrant and its investment adviser,  located at 600 Montgomery
               Street, 27th Floor, San Francisco, California 94111.

               Records covering  shareholder accounts are maintained and held by
               Registrant's Transfer Agent, U.S. Bancorp Fund Services,  LLC, in
               its  offices,  located at 615 East  Michigan  Street,  Milwaukee,
               Wisconsin 53202

               Records covering  portfolio  transactions are maintained and kept by Registrant at its offices  listed above,  and by  Registrant's
               Custodian,  State Street Bank and Trust Company,  in its offices, located at The Joseph Palmer  Building-North  Wing,  One Heritage
               Drive, North Quincy, Massachusetts 02171.

Item 29.       Management Services

               Inapplicable.

Item 30.       Undertakings

               Inapplicable.

                                   SIGNATURES

        Pursuant to the requirements of (the Securities Act and) the  Investment
Company Act, the Registrant (certifies that it meets all of the requirements for effectiveness of this registration  statement  pursuant to Rule 485(a) under the
Securities Act and) has duly caused this registration  statement to be signed on its behalf by the  undersigned,  duly authorized,  in the City of Petaluma,  and
State of California on the 3rd day of April, 2003.

                                       PERMANENT PORTFOLIO FAMILY OF FUNDS, INC.

                                        By   TERRY COXON
                                            -----------------------------------
                                             Terry Coxon, President

        Pursuant to the requirements of the Securities  Act,  this  registration statement  has been  signed  below by the  following  persons in the  capacities indicated on April 3, 2003.

*DAVID P. BERGLAND                  Director
-----------------------------
David P. Bergland

*HUGH A. BUTLER                     Director
-----------------------------
Hugh A. Butler

TERRY COXON                         President and Director
-----------------------------       (principal executive officer)
Terry Coxon

MICHAEL J. CUGGINO                  Treasurer and Director
-----------------------------       (principal financial and accounting officer)
Michael J. Cuggino

ROBERT B. MARTIN, JR.               Secretary and Director
-----------------------------
Robert B. Martin, Jr.

*MARK TIER                          Director
-----------------------------
Mark Tier

*By:       TERRY COXON
    ------------------------------------
           Terry Coxon, Attorney-in-fact